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                                   SUPPLEMENT
                         DATED FEBRUARY 20, 2009 TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
           CLASS R3, CLASS R4, CLASS R4 and CLASS Y SHARES PROSPECTUS
                            CLASS Y SHARES PROSPECTUS
                               DATED MARCH 1, 2008
            FOR THE HARTFORD MUTUAL FUNDS, INC. (THE "PROSPECTUSES")

Effective March 1, 2009, the above-referenced Prospectuses are revised as follows with respect to The Hartford Money Market Fund (the "Fund"):

     At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund's 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund's actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund's distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board expects to reconsider the level of 12b-1 fees at its August 2009 meeting. The Board's action may be changed at any time.

     The Fund's investment manager or its affiliates may continue to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. Under certain circumstances, The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund's distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE